Exhibit 99.1
Groupon Appoints Dusan Senkypl to The Board of Directors
Announces Cooperation Agreement with Pale Fire Capital
Jan Barta Appointed as Board Observer and to Join Board of Directors by November 30, 2022
CHICAGO -- Groupon (NASDAQ: GRPN) today announced that it has entered into a cooperation agreement with Pale Fire Capital SE, Dusan Senkypl and Jan Barta (collectively, “Pale Fire”), together Groupon’s largest stockholder with ownership of nearly 22% of the outstanding shares. Pursuant to the cooperation agreement, Groupon’s Board of Directors (the “Board”) has appointed Mr. Senkypl, Chairman of the Board of Directors of Pale Fire, to serve as a new director and a member of the Executive Committee, and Mr. Barta, Chairman of the Supervisory Board of Directors of Pale Fire, to serve as a Board observer, effective immediately after the 2022 Annual Meeting of Stockholders on June 15, 2022 (the “2022 Annual Meeting”). Mr. Barta will also be appointed as a director no later than November 30, 2022.
Following the 2022 Annual Meeting, Groupon’s Board will be comprised of nine directors, eight of whom will be independent. This includes the addition of Mr. Senkypl.
“We are pleased to be welcoming Dusan to the Groupon Board,” said Ted Leonsis, Chairman of the Board of Directors. “We believe Dusan’s experience building and investing in marketplace and other technology companies should complement the strong business and leadership expertise already represented on our Board. We look forward to his insights as we work toward achieving our shared goal to create value for stockholders.”
“This is an important time at Groupon, and we look forward to leveraging the Pale Fire team’s significant experience and perspective,” said Kedar Deshpande, Groupon CEO. “As we continue to execute our strategy to improve our marketplace, we believe we are well-positioned to unlock the power of our significant assets and build a sustainable growth engine that will create value for all of our stakeholders.”
Mr. Senkypl added, “We are thrilled with the opportunity to help unlock the value we see in Groupon. With unique local inventory, nearly 100 million visitor sessions per month and more than 20 million active customers, Groupon has enormous potential to deliver value for stakeholders. We believe the Pale Fire team’s experience with marketplaces and transformation projects, together with Kedar's skills, will help transform the organization and platform into a numbers-driven, effective structure and enable it to expand to more premium areas, which we are confident will result in a more attractive proposition for both consumers and merchants.”
Pursuant to the cooperation agreement, Pale Fire has also agreed to customary standstill, voting and other provisions. The full cooperation agreement between Groupon and Pale Fire will be filed on a Form 8-K with the Securities and Exchange Commission (the “SEC”).
Groupon will file with the SEC a supplement to its definitive proxy statement, filed April 27, 2022, in connection with the changes described in this release.
About Groupon
Groupon (www.groupon.com) (NASDAQ: GRPN) is a trusted local marketplace where consumers go to buy services and experiences that make life more interesting and deliver boundless value.
Investor Relations Contact:
Jennifer Beugelmans or Jordan Kever
ir@groupon.com

Media Contact:
Nick Halliwell
press@groupon.com
Note on Forward-Looking Statements
The statements contained in this release that refer to plans and expectations for the next quarter, the full year or the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our future results of operations and financial position, business strategy and plans and our objectives for future operations. The words "may," "will," "should," "could," "expect," "anticipate," "believe," "estimate," "intend," "continue" and other similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, effects of the ongoing COVID-19 pandemic or other pandemics or disease outbreaks on our business; our ability to execute, and achieve the expected benefits of, our go-forward strategy; execution of our business and marketing strategies; volatility in our operating results; challenges arising from our international operations, including fluctuations in currency exchange rates, legal and regulatory developments in the jurisdictions in which we operate and geopolitical instability resulting from the conflict in Ukraine; global economic uncertainty, including as a result of the inflationary environment; retaining and adding high quality merchants and third-party business partners; retaining existing customers and adding new customers; competing successfully in our industry; providing a strong mobile experience for our customers; managing refund risks; retaining and attracting members of our executive team and other qualified personnel; customer and merchant fraud; payment-related risks; our reliance on email, internet search engines and mobile application marketplaces to drive traffic to our marketplace; cybersecurity breaches; maintaining and improving our information technology infrastructure; reliance on cloud-based computing platforms; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; lack of control over minority investments; managing inventory and order fulfillment risks; claims related to product and service offerings; protecting our intellectual property; maintaining a strong brand; the impact of future and pending litigation; compliance with domestic and foreign laws and regulations, including the CARD Act, GDPR and regulation of the Internet and e-commerce; classification of our independent contractors or employees; risks relating to information or content published or made available on our websites or service offerings we make available; exposure to greater than anticipated tax liabilities; adoption of tax legislation; impacts if we become subject to the Bank Secrecy Act or other anti-money laundering or money transmission laws or regulations; our ability to raise capital if necessary; risks related to our access to capital and outstanding indebtedness, including our convertible senior notes; our common stock, including volatility in our stock price; our ability to realize the anticipated benefits from the capped call transactions relating to our convertible senior notes; and those risks and other factors discussed in Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2021 and Part II, Item 1A. Risk Factors of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and our other filings with the SEC, copies of which may be obtained by visiting the company's Investor Relations web site at investor.groupon.com or the SEC's web site at www.sec.gov. Groupon's actual results could differ materially from those predicted or implied and reported results should not be considered an indication of future performance.
You should not rely upon forward-looking statements as predictions of future events. Although Groupon believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither Groupon nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. The forward-looking statements reflect our expectations as of June 13, 2022. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations.